Rule 497(e)

File Nos. 333-151805, 811-10559

TALCOTT RESOLUTION LIFE INSURANCE CO.

SEPARATE ACCOUNT ELEVEN

Premier InnovationsSM (Series II) - HV-6778

Supplement dated August 2, 2024 to your Prospectus dated May 1, 2024

This Supplement dated August 2, 2024 replaces information in the Prospectus dated May 1, 2024.

In the Appendix A – Underlying Funds section of the Prospectus:

Effective immediately, on every page of Appendix A, the column header entitled “Average Annual Total Returns (as of 12/31/22)” is hereby revised to “Average Annual Total Returns (as of 12/31/23)”; all other information in the Appendix A remains unchanged.

This Supplement must be accompanied by and read in conjunction with the current Prospectus dated May 1, 2024. Please read this Supplement carefully and retain it for future reference.

2024-PROSUPP-3-HV6778